Investor Relations | March 2017 U.S. South Acquisitions | March 2017

Investor Relations | March 2017 Safe Harbor Statement Forward-Looking Statements - Certain statements in this presentation regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, including expected harvest schedules, timberland acquisitions, Rayonier’s targets for incremental Adjusted EBITDA and Cash Available for Distribution (CAD) from timberland acquisitions, sales of non-strategic timberlands, the anticipated benefits of Rayonier’s business strategies, and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward- looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate,” “target” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. In particular, Rayonier’s targets for incremental Adjusted EBITDA and CAD from timberland acquisitions are based on a range of assumptions, including the price realized and cost associated with harvesting acquired timber, the harvest yield of the timberlands acquired and estimates of merchantable timber inventories, growth rates and end-product yields. These assumptions could prove inaccurate. The forward-looking statements also involve significant business, economic, regulatory and competitive uncertainties, many of which are outside of our control. In addition, the following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings; entry of new competitors into our markets; changes in global economic conditions and world events; fluctuations in demand for our products in Asia, and especially China; various lawsuits relating to matters arising out of our previously announced internal review and restatement of our consolidated financial statements; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging and trucking services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions, including the Acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; a delayed or weak recovery in the housing market; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability of financing for real estate development and mortgage loans. For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (“SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC. Non-GAAP Financial Measures - To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier uses certain non-GAAP measures, including “cash available for distribution” (or “CAD”) and “Adjusted EBITDA,” which are defined and further explained in this communication. Reconciliation of such measures to the nearest GAAP measures can also be found in this communication. Rayonier’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. Rayonier has not provided a reconciliation of certain forward-looking non-GAAP financial measures to the most comparable GAAP measures because Adjusted EBITDA and CAD exclude the impact of certain items defined in this communication and management cannot estimate the impact these items will have on Adjusted EBITDA or CAD on a forward-looking basis without unreasonable effort. Rayonier believes that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to net income and cash provided by operating activities, as applicable, is that investors and analysts will have certain information that Rayonier believes is useful and meaningful regarding the Acquisitions, but will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact of the Acquisitions to historical results or the results or expected results of other companies who may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information provided. Investors are cautioned that Rayonier cannot predict the occurrence, timing or amount of all non-GAAP items excluded from Adjusted EBITDA or CAD. Accordingly, the actual effect of these items, when determined could potentially be significant to the calculation of Adjusted EBITDA or CAD. 1

Overview of Transactions

The Acquisitions

- Rayonier has entered into three transactions with separate sellers to acquire a total of ~95,100 acres located in Florida, Georgia and South Carolina for $217 million, or $2,280 per acre (the "Acquisitions") (1)
- The Acquisitions are comprised of highly productive timberlands located in some of the strongest timber markets in the U.S. South, primarily along the I-95 coastal corridor near Savannah, GA

Key Acquisition Highlights

Strong markets	– located in the top three Timber Mart-South regional markets(2)
Diverse customer base	– competitive wood basket with multiple pulpwood, grade and export customers
Highly productive lands	– 78' site index / 73% plantable / sustainable yield(3) of 450k tons
Well-stocked inventory	– 45 tons per acre of merchantable timber(3) / avg. plantation age of 14 years
Complementary footprint	– increases Rayonier's Coastal Atlantic market ownership by +15%
Cash flow accretive	– target of ~$13mm EBITDA* / ~$10mm CAD* annually over medium term(4)

* Non-GAAP measure (see Appendix for definition).
(1) Acquisitions are subject to customary closing conditions; expected to close in Q2 2017.
(2) Based on Timber Mart-South weighted average composite stumpage price by region assuming product mix of 50% pulpwood, 30% chip-n-saw and 20% sawtimber.
(3) References to "merchantable timber inventory" and "sustainable yield" are as defined in our most recent Annual Report on Form 10-K.
(4) These targets are based on our assumptions and are subject to significant uncertainties, many of which are outside of our control. While management believes that these targets and the underlying assumptions are reasonable, they are not guarantees of future performance. Actual results will vary and those variations may be material. Please consult the Safe Harbor Statement on page 1 for a discussion of some of the factors that may cause variations. Nothing herein is a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Rayonier
Investor Relations | March 2017
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Investor Relations | March 2017 – $5 $10 $15 $20 $25 FL -1 G A- 2 S C -2 N C -2 FL -2 LA- 1 VA- 2 VA- 1 LA- 2 A L- 2 TX- 1 S C -1 G A- 1 TX- 2 M S -2 A L- 1 A R -1 N C -1 A R -2 M S -1 TN -1 TN -2 Acquisition Markets U.S. South Average Acquisitions Located in Strongest U.S. South Markets 3 The Acquisitions are located in the top three U.S. South timber markets, ranked by Timber Mart-South average composite stumpage price by region. Source: Timber Mart-South. Note: Composite stumpage price by region calculated based on assumed mix of 50% pulpwood, 30% chip-n-saw and 20% sawtimber. TMS 2016 Composite Price Quartile Rankings  Supply / demand dynamics are highly localized, as logs generally travel less than 100 miles  Timber consumption vs. inventory growth remains much more tensioned in Coastal Atlantic markets TMS 2016 Composite Price by Region Top 3 Markets

Investor Relations | March 2017 Key Value Drivers – Acquisitions Scorecard 4 U.S. South Valuation Sensitivity Analysis – % Change in $ per Acre by Key Value Driver The Acquisitions are comprised of well stocked, highly productive properties in some of the strongest timber markets in the U.S. South, which drives the relatively high value per acre. Note: Blue bars represent estimated “average” quality industrial timberlands in the U.S. South. Green / red bars represent valuation sensitivity per acre for above / below average metrics for each value driver. Orange circles represent key metrics for the Acquisitions. 80' $20 16 80% 78' $20 14 73% 70' $16 12 70% 60' $12 8 60% -40% -30% -20% -10% 0% 10% 20% 30% 40% Site Index (feet) Stumpage Pricing ($/ton) Wtd. Avg. Age % Plantable

Investor Relations | March 2017 Acquisitions Upgrade Quality of U.S. South Portfolio 5 Commercial Forest Area – % Plantable (2) The Acquisitions will improve the overall quality of Rayonier’s U.S. South portfolio and will add meaningful scale in our strongest timber markets. Productivity – Site Index (1) Inventory Stocking – Tons per AcreHarvest Rate – Tons per Acre per Year (3) Note: Comparison charts reflect data for the Acquisitions versus Rayonier’s U.S. South portfolio as of 9/30/2016 or 12/31/2016 (as applicable) based on our most recent Form 10-K. (1) Site index base age = 25 years for U.S. South. (2) Includes land classified as natural plantable. (3) Harvest rate for RYN U.S. South assumes sustainable yield of 5.5 to 5.8 million tons (per 2016 10-K). Harvest rate for acquisitions based on forecasted long-term sustainable yield. 68% 73% 50% 60% 70% 80% 90% RYN U.S. South Acquisitions 3.1 4.7 – 1.0 2.0 3.0 4.0 5.0 6.0 RYN U.S. South Acquisitions 73 78 50 60 70 80 90 RYN U.S. South Acquisitions 35 45 – 10 20 30 40 50 60 RYN U.S. South Acquisitions

Investor Relations | March 2017 19.9x 16.7x 39.5x 26.3x – 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x 45.0x Acquisitions (Target EBITDA) NCREIF U.S. South (2016 EBITDA) Rayonier (2017E EBITDA) Enterprise Value / EBITDA (excl. Real Estate) Enterprise Value / EBITDA Acquisitions vs. NCREIF vs. RYN EBITDA* Multiples  Acquisitions expected to generate target EBITDA of $13 million due to strong productivity attributes and merchantable timber inventory stocking ̶ Target EBITDA is comprised of timber harvest and non-timber income and does not assume any contribution from Real Estate sales  Acquisitions purchase price of $217 million represents multiple of 16.7x target EBITDA  Multiple on Acquisitions compares favorably to NCREIF U.S. South index implied multiples: ̶ 2016 EBITDA multiple of 39.5x ̶ 25-year average EBITDA multiple of 36.1x  Multiple on Acquisitions compares favorably to Rayonier Enterprise Value to Adjusted EBITDA trading multiples: ̶ EV to 2017E Adjusted EBITDA of 19.9x ̶ EV to 2017E Adjusted EBITDA (excl. Real Estate segment Adjusted EBITDA) of 26.3x 6 Key Observations The Acquisitions compare favorably on an EV / EBITDA multiple basis versus the implied multiple of the NCREIF index as well as Rayonier’s current trading multiples. Enterprise Value / EBITDA Multiple Comparison * Non-GAAP measure (see Appendix for definition). Source: Multiple for Acquisitions based on purchase price and target EBITDA. Multiple for NCREIF U.S. South Timberland Index based on 2016 average index value and EBITDA. Multiples for RYN based on Enterprise Value and midpoint of 2017 Adj. EBITDA guidance per 2016 Financial Supplement. See Appendix for detailed calculations. (1) Enterprise Value to EBITDA (excluding Real Estate) is designed to capture implied trading multiple of Timber Segments EBITDA for comparison purposes. (1)

Investor Relations | March 2017 Appendix 7

Investor Relations | March 2017 Definitions of Non-GAAP Measures and Pro Forma Items 8 Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and improved development and Large Dispositions. Adjusted EBITDA is a non-GAAP measure that management uses to make strategic decisions about the business and that investors can use to evaluate the operational performance of the assets under management. It removes the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis. EBITDA and/or EBITDA by segment is calculated as operating income plus depreciation, depletion and amortization. EBITDA and/or EBITDA by segment for Rayonier is equal to Adjusted EBITDA. Cash Available for Distribution (CAD) is defined as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions and spending on the Rayonier office building) and working capital and other balance sheet changes. CAD is a non-GAAP measure that management uses to measure cash generated during a period that is available for dividend distribution, repurchase of the Company's common shares, debt reduction and strategic acquisitions. CAD is not necessarily indicative of the CAD that may be generated in future periods. Large Dispositions are defined as transactions involving the sale of timberland that exceed $20 million in size and do not have any identified HBU premium relative to timberland value.

Investor Relations | March 2017 Reconciliation of Net Income to Adjusted EBITDA 9 ($ in millions) 2017 Guidance Range Net income $72.5 – $78.5 (–) Net income attributable to non-controlling interest (6.5) – (7.0) Net income attributable to Rayonier Inc. $66.0 – $71.5 (–) Large Dispositions (1) (27.0) – (27.0) Pro forma net income $39.0 – $44.5 (+) Interest, net 33.0 – 33.2 (+) Income tax expense 10.5 – 11.3 (+) Depreciation, depletion and amortization 116.0 – 124.0 (+) Non-cash cost of land and improved development 15.0 – 20.0 (+) Net income attributable to non-controlling interest 6.5 – 7.0 Adjusted EBITDA (1) $220.0 – $240.0 (1) Non-GAAP measure or pro forma item (see Appendix for definitions).

Enterprise Value / EBITDA* Multiple Calculations

($ in millions, except per share amounts)

	Rayonier	NCREIF U.S. South	Acquisitions
Adjusted EBITDA [1]	2017 Guidance	2016 Actual	Target EBITDA
Timber Segment(s)	$191	$432	$13
Real Estate	56	–	–
(–) Corporate / Other	(17)	–	–
Total Adjusted EBITDA	**$230**	**$432**	**$13**
(–) Real Estate Adjusted EBITDA	(56)	–	–
Adj. EBITDA (excl. Real Estate)	**$174**	**$432**	**$13**
Valuation			
Share Price @ 3/15/2017	$28.86	NA	NA
Shares Outstanding (MMs) [2]	123.0	NA	NA
Equity Market Capitalization	$3,548	–	–
(+) Net Debt [3]	905	–	–
(+) Pension Liabilities	32	–	–
(+/–) Other Adjustments [4]	85	–	–
Enterprise Value [5]	**$4,570**	**$17,064**	**$217**
EV / EBITDA Multiples			
Enterprise Value / EBITDA	19.9x	39.5x	16.7x
Enterprise Value / EBITDA (excl. Real Estate)	26.3x	39.5x	16.7x

* Non-GAAP measure (see Appendix for definition).

(1) Rayonier based on midpoint of 2017 guidance per 2016 Financial Supplement. NCREIF index based on 2016 actual results. Acquisitions based on medium-term target EBITDA.

(2) Shares outstanding for Rayonier as of 2/17/17 per most recent report on Form 10-K.

(3) Net debt for Rayonier calculated as total debt less cash and equivalents (including $71.2 million of restricted cash held by LKE intermediary).

(4) Other Adjustments for Rayonier includes book value of non-controlling interest.

(5) Enterprise Value ("EV") for NCREIF index based on 2016 average U.S. South index valuation. EV for Acquisitions based on total purchase price.

Rayonier

Investor Relations | March 2017

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